SCUDDER INTERNATIONAL GROWTH FUND
                        SCUDDER INTERNATIONAL VALUE FUND

    Supplement to the Statement of Additional Information dated June 29, 1998

         The following sentence should replace the sentence in the fourth paragraph under "Other Information " on page 54.


         Each Fund has a fiscal year end of August 31.


March 10, 1999